Rule 497(e)
File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated March 29, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

The Board of Trustees of the Janus Aspen Series has approved the liquidation of the Janus Aspen Growth and Income Portfolio (the “Portfolio”) on or around April 30, 2010 (the “Liquidation Date”).  Both the Institutional and Service Share classes will be affected.

Service Shares of the Portfolio will be closed to new purchases and additional contributions on April 27, 2010 (the “Closure Date”).  The Institutional Share class was closed to new purchases and additional contributions in May 2007 and will remain closed.  Both the Service and Institutional Share classes will be liquidated on the Liquidation Date.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving Service Shares of the Portfolio should contact an annuity account representative immediately to make alternate arrangements.  You may contact an annuity account representative by calling 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Portfolio to another portfolio, or the website at www.schwab.com/annuities.  Any transfer from the Portfolio to another portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Contract and will not incur a transfer charge.  If you fail to make alternate arrangements prior to the Closure Date, any allocations made to Service Shares of the Portfolio as of the Closure Date will be directed to the Schwab Money Market Portfolio™.

Any assets remaining in Service or Institutional Share classes of the Portfolio as of the Liquidation Date will be automatically transferred to the Schwab Money Market Portfolio™.  Contract Owners may transfer assets out of the Portfolio any time prior to the Liquidation Date.

*****

Effective on or about April 19, 2010, the name of the Dreyfus Variable Investment Fund Developing Leaders Portfolio will be changed to “Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio.”

Accordingly, all references in the Prospectus to the “Dreyfus Variable Investment Fund Developing Leaders Portfolio” shall be deleted in their entirety and replaced with “Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio.”

In addition, effective on or about April 19, 2010, the description and investment objective for the Dreyfus Variable Investment Fund Developing Leaders Portfolio on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

“Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (formerly Dreyfus Variable Investment Fund Developing Leaders Portfolio) seeks capital growth.  To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of small-cap companies.  The Portfolio currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index at the time of purchase.  As of December 31, 2009, the market capitalization range of companies in the Russell 2000 Index was between $13 million and $5 billion.  Because the Portfolio may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Portfolio’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time.  Stocks are selected for the Portfolio based primarily on bottom-up fundamental analysis.  The Portfolio’s managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.  Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.  Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet.  Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.  A company’s stated and hidden liabilities and assets are included in the Portfolio managers’ economic balance sheet calculation.  Sector overweights and underweights are a function of the relative attractiveness of securities within the Portfolio’s investable universe.  The Portfolio’s managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Portfolio to reflect new developments.  In general, the Portfolio’s managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.  The Portfolio’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the Portfolio’s benchmark, at any given time.  The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.  The Portfolio may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.  The Portfolio typically sells a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward is presented in the marketplace.

Effective April 29, 2005, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.